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                                                                   EXHIBIT 10.1c

                                 AMENDMENT NO. 1

                   SELECTIVE INSURANCE RETIREMENT SAVINGS PLAN

      WHEREAS, Selective Insurance Company of America (the "Company") maintains the Selective Insurance Retirement Savings Plan (the "Plan") for the benefit of its employees;

      WHEREAS, pursuant to Section 10.1 of the Plan, the Company has reserved the right to amend the Plan; and

      WHEREAS, the Company wishes to amend the Plan effective January 1, 2002 for "good faith" compliance with the Economic Growth and Tax Relief Reconciliation Act of 2001 by adopting certain of the sample amendments published by the Internal Revenue Service in Notice 2001-57, 2001-38 I.R.B. 1 (September 4, 2001);

      NOW THEREFORE, be it

      RESOLVED, that the Plan is hereby amended as follows effective January 1, 2002:

      1. Section 1.1 of the Plan is hereby amended by adding the following paragraph at the end thereof:

            "The Plan is amended to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of January 1, 2002. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment."

      2. Section 2.14 of the Plan is hereby amended by adding the following paragraph at the end thereof:

            "Notwithstanding the foregoing, the annual Compensation of each Member taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual Compensation means compensation during the Plan Year or such other consecutive 12-month period over which compensation is otherwise determined under the Plan (the


                                       1
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            determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year."

      3. Section 4.1(a) of the Plan is hereby amended by adding the following paragraph at the end thereof:

            "All Members who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Section 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or
            416 of the Code, as applicable, by reason of the making of such catch-up contributions. This provision with respect to catch-up contributions shall apply to contributions as soon as practicable after the first calendar quarter."

      4. Section 4.9 of the Plan is hereby amended by adding the following sentence after the first sentence in that paragraph:

            "Notwithstanding the foregoing, no Member shall be permitted to have elective deferrals made under this Plan, or any other qualified Plan maintained by the Company during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Section 4.1(a) of the Plan as amended herein and Section 414(v) of the Code, if applicable."

      5. Section 4.16 of the Plan is hereby amended by adding the following sentence at the end thereof:

            "Notwithstanding the foregoing, the multiple use test described in Treasury Regulation Section 1.401(m)-2 and this Section 4.16 of the Plan shall not apply for Plan Years beginning on or after January 1, 2002."
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      6. Section 4.17(a) of the Plan is hereby amended by adding the following to the end thereof:

            "Notwithstanding the foregoing, except to the extent permitted under
            Section 4.17 of the Plan as amended herein and Section 414(v) of the Code, if applicable, the Annual Addition that may be contributed or allocated to a Member's account under the Plan for any Limitation Year shall not exceed the lesser of:

            (x) $40,000, as adjusted for increases in the cost-of-living under
            Section 415(d) of the Code, or

            (y) 100 percent of the Member's Compensation, within the meaning of
            Section 415(c)(3) of the Code, for the Limitation Year.

            The Compensation limit referred to in (y) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition."

      7. Section 6.2(a) of the Plan is hereby amended by adding the following at the end thereof:

            "Notwithstanding the foregoing, effective January 1, 2002, for those Members who complete an Hour of Service under the Plan after December 31, 2001, and for all other Members with benefits derived from Matching Contributions, Matching Contributions made to a Member's Account shall vest in accordance with the following schedule:

                  Years of Service                   Vested Percentage

                        2                                   20
                        3                                   40
                        4                                   60
                        5                                   80
                        6                                   100."

      8. Section 7.4 of the Plan is hereby amended by adding the following at the end thereof:

            "Notwithstanding the foregoing, for distributions and severances from employment occurring on or after January 1, 2002, regardless of when the severance from employment occurred, a Member's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Member's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding
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            distributions, other than provisions that require a separation from service before such amounts may be distributed."

      9. Section 7.5(c) of the Plan is hereby amended by adding the following paragraph at the end thereof:

            "Notwithstanding the foregoing, with respect to distributions made on or after January 1, 2002 and with respect to Members who separated from service on or after January 1, 2002, the value of a Member's nonforfeitable Account balance shall be determined without regard to that portion of the Account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8),
            408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the Member's nonforfeitable Account balance as so determined is $5,000 or less, the Plan shall immediately distribute the Member's entire nonforfeitable Account balance."

      10. Section 7.5(e)(iii) of the Plan is hereby amended by adding the following at the end thereof:

            "Notwithstanding the foregoing, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code."

      11. Section 7.5(e)(iv) of the Plan is hereby amended by adding the following at the end thereof:

            "Notwithstanding the foregoing, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in
            Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which
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            is includible in gross income and the portion of such distribution which is not so includible."

      12. Section 7.9 of the Plan is hereby amended by adding the following paragraph at the end thereof:

            "A Member who receives a distribution of elective deferrals on or after January 1, 2002 on account of hardship shall be prohibited from making elective deferrals and Employee contributions under this and all other plans of the Company for 6 months after receipt of the distribution. A Member who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and Employee contributions under this and all other plans of the Company for the period specified in the provisions of the Plan relating to suspension of elective deferrals that were in effect prior to this amendment."

      13. Article XII of the Plan is hereby amended by adding the following new section as Section 12.8:

            "SECTION 12.8. MODIFICATION OF TOP-HEAVY RULES.

            (a) Notwithstanding the foregoing, this Section shall apply for purposes of determining whether the Plan is a top-heavy Plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years.

            (b)   Determination of Top-Heavy Status.

                  (i) Key Employee. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Company having Annual Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Company, or a 1-percent owner of the Company having Annual Compensation of more than $150,000. For this purpose, annual Compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

                  (ii) Determination of Present Values and Amounts. This Section
                  (ii) shall apply for purposes of determining the present
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                  values of accrued benefits and the amounts of Account Balances of Employees as of the determination date.

                        (A) Distributions During Year Ending on the
                        Determination Date. The present values of accrued benefits and the amounts of Account Balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any Plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                        (B) Employees Not Performing Services During Year Ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for the Company during the 1-year period ending on the determination date shall not be taken into account.

            (c)   Minimum Benefits.

                  (i) Matching Contributions. Company matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another Plan, such other Plan. Company matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

                  (ii) Minimum Benefits for Employees Also Covered Under Another Plan. If a non-key Employee Member is a Member in this Plan and in a qualified defined benefit plan maintained by the Company, the additional contribution made under this Plan shall be reduced if the Employee's vested accrued benefit thereunder satisfies the requirements of Code Section 416(c).